SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 14, 2003

Medis Technologies Ltd.

(Exact name of Registrant as specified in its charter)

Delaware	0-30391	13-3669062
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

805 Third Avenue New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of Business Acquired: None

(b)   Pro Forma Financial Information: None

(c)   Exhibits:

Exhibit No.	Description
99.1	Press Release dated May 14, 2003, announcing financial results for the quarter ended March 31, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).

Item 9. Regulation FD Disclosure.

Pursuant to Exchange Act Release 34-47583, the Registrant is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9.

The Registrant has issued a press release announcing its financial results for the quarter ended March 31, 2003, and a copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

Pursuant to Exchange Act Release 34-47583, the Registrant is furnishing the information required by this Item 12 under Item 9 of Form 8-K, “Regulation FD Disclosure.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2003

MEDIS TECHNOLOGIES LTD.

By:

/s/ ROBERT K. LIFTON

Name:  Robert K. Lifton

Title: Chief Executive Officer